Trend Fund


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service and guidance


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professional management


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goals

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1998
Annual
Report


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                  ----------------------------
                  Philadelphia * London]



A TRADITION OF SOUND INVESTING

commitment
A Commitment To Our Investors

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LANDSCAPE]

Delaware Investments has a tradition of money management that dates back to 1929. We have a long and distinguished history of helping individuals and institutions - including some of America's largest pension funds - reach their financial goals.

     Headquartered in Philadelphia, a block from the nation's oldest stock exchange, the Delaware organization established its first mutual fund in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.

     Delaware Investments offers a full range of mutual funds. We also manage investments for variable annuity products, unit investment trusts and closed-end funds, and offer retirement plan services for individuals and businesses.

     Delaware manages more than $42 billion in mutual fund assets and institutional advisory accounts for more than half-a-million investors. We're part of a global financial service and investment management business owned by Lincoln Financial Group, whose subsidiaries manage more than $120 billion in assets.

growth of capital


Trend Fund

To provide long-term capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.


Table of Contents

Portfolio Manager's Review        Page 3
Results by Sector                 Page 3
Top 10 Holdings                   Page 4
Trend - A Lifelong Friend         Page 8
Performance                       Page 9
Statement of Net Assets           Page 10
Financial Highlights              Page 13


July 6, 1998

Dear Shareholder

THE CLIMATE FOR INVESTING IN SMALL company stocks when Trend Fund began operations 30 years ago was far from hospitable. Investors grappled with the effects of an unpopular war, social unrest and the strong influence of conglomerates.

     A generation ago, large companies dominated many sectors of the economy, including computers and telecommunications. Many of today's fastest growing industries didn't even exist in the days when an office worker's main tools were a rotary telephone, a typewriter, a slide rule and an adding machine.

     Trend Fund's founders in 1968 saw an opportunity to tap the potential of small-cap companies with superior fundamental growth characteristics. They believed small, well-managed businesses with innovative products and services could succeed over the long term and reward shareholders with higher stock prices.

     All markets move in cycles, however. For more than three years, mutual funds that invest in companies of titanic size have taken their shareholders on an exciting pleasure cruise. Many companies in the Standard & Poor's 500 Index have provided exceptionally robust returns with relatively little market volatility by historical standards.

     Small company investors, meanwhile, have faced rough seas.
Technology and energy company shares, in particular, were volatile in fiscal 1998. Some small-cap sectors that did well in the mid-1990s, such as real estate, fell into disfavor.

     In spite of this, the dedication of Trend Fund's management team to a consistent investment discipline generated strong results this past year. Your Fund's strategy provided an attractive +23.97% total return (based on net asset value for Class A shares with distributions reinvested) for the 12 months ended June 30, 1998. Trend Fund outpaced its benchmark, the Russell 2000 Growth Index, as shown below.

     We were successful because the Fund focused on companies that were, in our view, well-managed and showed above-average sales growth. We tightened the Fund's stock selection criteria, increased fundamental research and allowed "winners" to reach their full capital appreciation potential.


AVERAGE ANNUAL TOTAL RETURNS

                              July 1, 1997         July 1, 1988
                           to June 30, 1998      to June 30, 1998

Trend Fund A Class             +23.97%               +18.94%
Russell 2000 Growth Index      +19.68%               +11.70%
Standard & Poor's 500 Index    +25.07%               +18.54%
Lipper Capital Appreciation
Fund Average                   +22.12% (231 funds)   +14.15% (56 funds)

All performance quoted above assumes reinvestment of distributions. Trend Fund and Lipper Capital Appreciation Fund Average results are at net asset value. Performance for all Fund classes with sales charges are on page 9. Past performance does not guarantee future results. The unmanaged Russell 2000 Growth Index is a measure of small company stocks that exhibit growth characteristics as defined by Frank Russell Co.



     In recent years, stock selection has been portrayed in the media as a flashy activity demanding keen timeliness and spontaneous skill, like landing a large game fish. Trend Fund's management team takes a more methodical, long-term approach.

     Your Fund's portfolio manager, Gerald S. Frey and the Trend team cast a large net and systematically sort the many minnows they gather to find companies with the potential to become big fish. They research and contact hundreds of companies a year and avoid what doesn't smell right. On the pages that follow, Mr. Frey further explains how we fish for opportunity.

     We are pleased to report that even in a market that favored the biggest boats and the biggest fish, Trend Fund's results in fiscal 1998 outpaced the average of its peers, as shown on page 1. The Lipper Capital Appreciation Fund Average measures the performance of mutual funds seeking growth of capital as a primary objective, and includes funds investing in both large and small companies.

     As you review your investment allocation plan with the help of your financial adviser, we suggest you consider the potential benefits of owning shares in a small company mutual fund. We think diversification into different types of stocks is a smart strategy that makes more sense now than ever. Given some investors' obsession with large cap stocks, particularly in the volatile technology sector, it may be helpful to recall the experience of Captain Ahab, the unfortunate whale hunter in Herman Melville's Moby Dick.

     We thank you for being among the more than 40,000 Trend Fund shareholders. While everyone's goals are different, we'd like to suggest that weakness in small company stock prices presents an attractive opportunity for you to add to your position in the Fund. We can't promise miracles, but we believe a strong commitment to sound investing can help multiply the assets in your portfolio.

Sincerely,

/S/Wayne A. Stork

WAYNE A. STORK
Chairman

/S/Jeffrey J. Nick

JEFFREY J. NICK
President and Chief Executive Officer


PORTFOLIO HIGHLIGHTS

                                     June 30, 1998        June 30, 1997

Number of Stocks                          93                   116
Median Market Capitalization         $661 million          $371 million
Portfolio Turnover                       114%                  115%
Median Stock Price-To-Earnings Ratio     33x                   21x
Beta                                    0.93                  0.98

P/E is based on a consensus of analysts' earnings estimates. Beta is a measure of volatility relative to the S&P 500 Index based on monthly returns for the past three years. Beta of the S&P 500 Index equals 1.0.



Portfolio Manager's Review

INFLATION AND INTEREST RATES FELL TO record lows in fiscal 1998 while consumer confidence soared. This provided a positive backdrop for financial assets. However, Trend Fund's management team faced a challenging stock selection environment.

     Some industries, notably health care and hotels, suffered from stiff competition and regulatory problems. Profits fell at many computer and semiconductor firms. Meanwhile, overall market volatility increased amid recession along the Pacific Rim.

     Growth style investing came back into favor during the past year, helping small companies with strong earnings prospects. Still, small cap growth stocks did not enjoy nearly as much investor interest as stocks of large corporations.

     Intensive, bottom-up analysis helped us select emerging growth companies that generally met Wall Street's profit expectations, even in the face of unexpected challenges. During this past spring, we used market weakness as an opportunity to reallocate assets to promising companies and sectors.
During fiscal 1998, we:

(bullet) added more retail, consumer and financial stocks;

(bullet) paired back the Fund's weighting in health, leisure and lodging stocks;

(bullet) hired a new technology analyst, Jeffrey Hynoski, to provide the team with more expertise in this important sector. He had previously managed technology investments at Bessemer Trust Co.; and

(bullet) added a new financial services analyst, Steve Lampe. He had previously been with Delaware Investments' corporate finance area.

growth

OUR TEAM APPROACH

Trend's team is organized so that each of our six team members has primary responsibility for specific sectors. We meet weekly to review the Fund's overall portfolio positioning.


RESULTS BY SECTOR
TREND FUND VS. RUSSELL 2000 GROWTH INDEX
JUNE 30, 1997 TO JUNE 30, 1998

Industry Group         Trend Fund Holdings     Russell 2000 Growth Index

Technology                   +60.0%                     +6.6%
Consumer Goods*              +44.0%                    +15.1%
Energy                       +41.7%                     -6.3%
Business Services            +38.3%                    +35.6%
Consumer Services             +9.2%                    +16.8%
Financials                    +0.3%                    +22.7%
Health Care                   -5.1%                     -1.1%

*Non-durable items such as food and clothing. Performance is based on prices of stock holdings and index components and does not include expenses. For complete Fund performance, see page 9.



     We invest in emerging companies that we believe can profit from growth and change. In our view, the early phases of a company's life cycle generally offer the greatest capital appreciation potential. We may also hold a company's shares as it grows. Out of a universe of some 7,500 small and mid-size companies, we look for:

(bullet) Market leaders;

(bullet) Innovative products and business concepts, and;

(bullet) Executives that have a savvy knowledge of competitors and industry trends.

THE FUND'S AVERAGE MARKET CAPITALIZATION AS OF JUNE 30, 1998 WAS
MORE THAN $100 MILLION SMALLER THAN THE AVERAGE MARKET CAP OF FUNDS WITHIN MORNINGSTAR'S 148-FUND SMALL GROWTH FUND CATEGORY.

     We generally sell a stock when we see fundamental internal or external problems. When management isn't candid, is slow to address change, or expands into areas where they lack expertise, it usually spells trouble.


STRATEGIC POSITIONING

Under normal market conditions, Trend Fund strives to keep its sector allocation roughly parallel to that of the Russell 2000 Growth Index. During the past fiscal year 1998, we also tapped the skills of our analyst team to boost our position in areas where the Fund had historically been underweighted. This included financial stocks, a sector with both growth and value characteristics. For the first time in many years, a bank stock - First American-Tennessee - was among the Fund's top 10 holdings as of June 30, 1998, as shown below.

     We cut Trend Fund's position in health care and small-cap pharmaceutical stocks by more than 75% from a year ago. Although America's aging population is expected to generate greater business volume in the years ahead, making money in health care has become exceedingly difficult as competition has increased. In addition, the industry suffers from a rising tide of consumer complaints and an increasing regulatory burden.

     Among the positions we eliminated during the second half of fiscal 1998 was American Oncology Resources. Based in Houston, the company manages the practices of physicians who treat cancer patients. Sales of stock by management gave us cause for concern. The timing of our sale helped the Fund preserve capital, as the stock has fallen substantially since February.

     Overbuilding in some portions of the hotel industry as well as weak fundamentals in certain sports-related stocks led us to reduce the Fund's weighting in the leisure and entertainment area by two-thirds during fiscal 1998. Among the holdings we liquidated were Capstar Hotels and Extended Stay America, two positions that provided strong returns for your Fund for several years.


TREND FUND
TOP 10 HOLDINGS
June 30, 1998

Company                   Main Product or Service   Share of Net Assets

Chancellor Media          Radio broadcaster                  3.5%
First American-Tennessee  Banking                            3.0%
PLATINUM Technology       Computer network management        2.6%
Comfort Systems USA       Commercial heating & air systems   2.1%
Gemstar International     Video programming                  2.1%
NOVA Corp./Georgia        Credit card processing             2.1%
Dollar Tree Stores        Discount stores                    2.0%
EMC                       Network storage devices            2.0%
Linens N Things           Home furnishings                   2.0%
Staples                   Office supplies                    1.9%

Total                                                       23.3%



     Since June 1997, the median market capitalization of companies in your Fund's portfolio has nearly doubled to $661 million. This reflects the capital appreciation of many stocks rather than a shift in your Fund's focus. We remain committed to small cap growth style investing, and note the Fund's average market cap as of June 30, 1998 was more than $100 million smaller than the average market cap of funds within Morningstar's 148-fund small growth fund category.


technology


TECHNOLOGY:
THE ASIAN EQUATION

Technology stocks made up the largest share of your Fund's portfolio in fiscal 1998, as they did in fiscal 1997. We achieved notable success in this sector in the past 12 months, partly because we avoided semiconductor and hardware stocks that have borne the brunt of weakening export demand from Asia.

     However, your Fund was also underweighted in speculative internet-related stocks compared to some of our peers. During the spring of 1998, when internet stocks surged, your Fund did not fully participate in the short-term capital appreciation potential of this area. We preferred to focus on companies with clearly defined earnings and sales prospects.

     Only one of Trend Fund's top 10 holdings a year ago is still on that list (page 4) - EMC Corp. The Massachusetts company's stock more than doubled in value during the past 12 months as its earnings rose 32%. EMC is the largest maker of mainframe computer disk memory hardware and software. We believe it has further capital appreciation potential.

     Another technology company that performed well for us in fiscal 1998 was Platinum Technology. Platinum is a computer software maker that has formed an alliance with semiconductor giant Intel Corp. to develop products to manage computer networks.


[GRAPHIC OMITTED: BAR CHART MAJOR CHANGES IN SECTOR ALLOCATION]

MAJOR CHANGES IN SECTOR ALLOCATION
Fiscal 1997 vs. Fiscal 1998

[1ST COLUMN REPRESENTS PERCENTAGE AS OF: June 30, 1997]
[2ND COLUMN REPRESENTS PERCENTAGE AS OF: June 30, 1998]

                            1997      1998

Technology                 20.9%     23.4%
Retailing & Food           10.2%     16.1%
Credit Sensitive*           3.1%     15.2%
Cable, Media & Telecom     10.3%     10.6%
Health Care                12.9%      3.4%
Leisure & Lodging           9.4%      2.8%

*Banks, finance, building materials and real estate. Cash declined from 8.6% to 7.2% of net assets between fiscal 1997 and 1998. All other sectors combined fell from 24.6% to 20.4% of net assets.


Your Fund's position in FlexiInternational Software has not met our expectations. We purchased shares after the company's initial public offering in December, and thus far the market has not recognized the company's potential. FlexiInternational makes financial accounting software used by banks and industrial firms.

TREND FUND HAS ALWAYS SOUGHT TO BENEFIT FROM THE EARLY STAGES OF A COMPANY'S GROWTH. ONLY A HANDFUL OF COMPANIES, HOWEVER, CAN CONTINUE TO GROW SUCCESSFULLY OVER MANY YEARS.


strategy


CONSUMERS: BARGAIN HUNTING

Many of our consumer stock selections performed well in fiscal 1998 as consumer confidence soared. Our positions included a combination of retailers, food processors and consumer service companies, representing the Fund's second largest weighting.

     Although the nation's unemployment rate was just 4.5% as of June 1998 and wage increases have begun to outpace inflation for the first time in many years, many consumers remain value-conscious. Reflecting this trend, one of our largest holdings as of year's end was Dollar Tree Stores, a nationwide discount chain that sells food, knick-knacks, household supplies and personal care items for $1.

     The Virginia company's stock has more than doubled from your Fund's original average purchase price and we believe it has further potential. Dollar Tree may benefit from an expected influx of inexpensive goods from Asia in the coming months. The company plans to increase the number of its stores 20% a year for the next several years and expand average store size.

     During the first half of fiscal 1998, two long-time Trend Fund holdings - CUC International and HFS - two consumer service businesses - combined to form Cendant Corp. Cendant's stock price dropped sharply this past spring amid allegations of accounting irregularities and a restatement of earnings. As of June 30, we had sold half our position.


TREND FUND'S SECTOR POSITIONING OVER THE YEARS
FISCAL 1968 VS. FISCAL 1998

                         June 30, 1968++   June 30, 1983   June 30, 1998

Technology                     29.8%            12.6%           23.4%
Retailing & Food                3.8%            10.4%           16.1%
Finance**                       0.0%            10.9%           15.2%
Cable, Media & Telecom         11.5%             0.0%           10.6%
Other Consumer Growth           0.0%            12.9%            7.0%
Health Care*                    3.6%             8.5%            3.4%
Leisure & Lodging               6.8%             2.9%            2.8%
Capital Goods                  18.0%             9.3%            2.6%
Housing                        10.0%            12.8%            0.3%
Casinos                         0.0%             4.6%            0.0%
Natural Resources+             17.7%             0.0%            0.0%

 * Entirely medical products in 1983.
** Mostly savings & loans in 1983. All other sectors combined and cash represented 15.1% of Trend Fund's portfolio in 1983 and 18.6% in 1998.
 + Mostly gold mining stocks in 1968.
++ From initial prospectus. Fund shares first offered to public on 10/3/68.


OUTLOOK

A New York Times article in late June argued that small stocks tend to outperform stocks of larger companies only when inflation is high. The author said small companies tend to lack the capital resources of larger businesses and have lower profit margins. While this may be true, we do not believe America needs to (or wants to) return to the late 1970s - a period of spiraling prices and tax rates - in order for small-cap companies to do well.

outlook

     In our view, the strong performance of large-cap stocks in the 1990s is attributable to unusually favorable financial circumstances that are unlikely to be repeated over the next several years. Since 1992, the after-tax earnings of large corporations have increased at a 14% rate. However, earnings before interest, taxes and depreciation rose at only a 7% pace. Thus, as much as one-half of the growth in large company profits in the 1990s has been due to non-operating factors such as mergers or from reduced balance sheet leverage, a result of lower interest rates.

     We believe this cycle is nearing an end. Analysts estimate companies in the S&P 500 can expand profits by an average of only 6.4% over the next five years. The way we see it, well-managed small companies who can achieve superior sales growth and double-digit earnings growth are well positioned to reward investors. Over the long term, we also think the reduction in tax rates on capital gains enacted by Congress last year will enhance the attractiveness of small company shares for investors.

THE PRICE-TO-EARNINGS RATIO (P/E) OF SMALL COMPANIES WAS JUST 1.13 TIMES THAT OF THE S&P 500 INDEX AS OF JUNE, 1998. USUALLY, SMALL STOCKS SELL AT P/ES THAT ARE 1.5 TIMES TO 2.25 TIMES THAT OF LARGE STOCKS.

     Compared to the rest of the market, we believe small-cap stock prices are reasonable. The price-to-earnings ratio (P/E) of small companies (as measured by the Salomon Smith Barney Emerging Growth Index) was just 1.13 times that of the S&P 500 Index as of June, 1998. Usually, small stocks sell at P/Es that are 1.5 times to 2.25 times that of large stocks.

     Overall, we believe the single most important factor that will affect your Fund's results in fiscal 1999 will be the fact that we are a disciplined team working toward a common goal. During the past year, we have enhanced our team's depth of experience and refocused our energies. We firmly believe the steps we have taken to improve our results will bear even more fruit as we enter our fourth decade of operations.

GERALD S. FREY

Vice President and Senior Portfolio Manager

July 6, 1998



TREND -
A LIFELONG FRIEND

     A lot can happen in 20 years. An infant becomes a college student. A police officer or soldier can qualify for a pension. A long-term bond matures.

     Let's turn back the clock to June 30, 1978 and let's say you have $10,000 from an inheritance to invest in Trend Fund (A Class shares at 4.75% sales charge). You have a steady job and you've decided to contribute an additional $100 a month to a systematic investment plan. That comes to less than $25 a week.

     Turn the clock forward to June 30, 1983. The nation has just come out of a recession, and you are looking for work. Income from your spouse's job enables you to still contribute $100 a month to your family's Trend Fund account. The account has grown in value to $55,942 with distributions reinvested. You and your spouse have contributed $14,800 since 1978.

     Flash forward to June 30, 1988. It's seven months after the October 1987 stock market crash. Your account is now worth $61,173, with distributions reinvested. You and your spouse contributed a total of $22,000 up to this point.

     This past summer, you celebrated your wedding anniversary, and you are thinking about retirement. So you turn to your June 30, 1998 Trend Fund account statement. The balance reads $377,093, with distributions reinvested. Over the years, you and your spouse contributed a total of $34,000.


A GENERATION OF GROWTH AND COMMITMENT
JUNE 30, 1978 TO JUNE 30, 1998

Initial Investment (Trend Fund A Class Shares)     $10,000
$100 A Month Systematic Investments                $24,000

Total Investment                                   $34,000

[GRAPHIC OMITTED: BAR CHART A GENERATION OF GROWTH AND
COMMITMENT JUNE 30, 1978 TO JUNE 30, 1998]

Account Value After
Five Years (6/30/83)       $ 55,942

Account Value After
Ten Years (6/30/88)        $ 61,173

Account Value After
Twenty Years (6/30/98)     $377,093

Past performance does not guarantee future results. The above illustration is hypothetical, assumes continuous reinvestment of all capital gains and dividends and a 4.75% sales charge. Sales charges have varied over the life of the fund. The effect of income taxes has not been included. See the facing page for complete performance and sales charge information for all classes. Dollar-cost averaging doesn't guarantee a profit and won't protect against loss in a declining market. A dollar-cost averaging plan works best over a complete business cycle and that makes it a good investment program for long-term goals such as retirement or a child's education fund. You should consider your dollar-cost averaging program a long-term commitment and be willing to continue purchases through periods of fluctuating prices.


[GRAPHIC OMITTED: WORM CHART TREND FUND'S LONG-TERM PERFORMANCE
GROWTH OF A $10,000 INVESTMENT]

TREND FUND'S LONG-TERM PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
June 30, 1988 to June 30, 1998


                              Lipper
                              Capital
                           Appreciation   Russell
                               Fund        2000
 Month and     Trend Fund     Average     Growth
   Year         Class A     (56 funds)    Index
---------     ----------     -------    -------
June 1988      $ 9,525       $11,000    $10,000
June 1989      $13,259       $12,654    $11,026
June 1990      $15,157       $12,884    $11,988
June 1991      $14,427       $14,404    $12,057
June 1992      $18,655       $16,251    $13,076
June 1993      $25,230       $19,310    $15,750
June 1994      $25,379       $19,912    $15,888
June 1995      $31,570       $25,179    $19,991
June 1996      $42,787       $27,818    $25,287
June 1997      $43,526       $37,382    $26,451
June 1998      $53,989       $40,170    $31,420

Chart assumes $10,000 invested on June 30, 1988, a 4.75% maximum front-end sales charge and reinvestment of distributions. Returns for other classes will differ due to different charges and expenses. Past performance does not guarantee future returns.


TREND FUND PERFORMANCE
AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 1998

                               Lifetime  Ten Years  Five Years  One Year
Class A (Est. 10/3/68)
  Excluding Sales Charge        +9.77%    +18.94%    +16.42%    +23.97%
  Including Sales Charge        +9.59%    +18.36%    +15.29%    +18.12%

Class B (Est. 9/6/94)
  Excluding Sales Charge       +19.14%                          +23.09%
  Including Sales Charge       +18.66%                          +19.09%

Class C (Est. 11/29/95)
  Excluding Sales Charge       +16.57%                          +23.09%
  Including Sales Charge       +16.57%                          +22.09%

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance does not guarantee future results. B and C Class results excluding sales charge assume either contingent sales charges did not apply or the investment was not redeemed.

Class A shares have a 4.75% maximum front-end sales charge and a 12b-1 fee.
Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year. Lifetime performance excluding sales charge assumes the investment was not redeemed.
Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

Average annual total returns for the lifetime, ten-year, five-year and one-year periods ended 6/30/98, for Trend Fund's Institutional Class were +9.82%, +19.11%, +16.72% and +24.35%. The Institutional Class was initially made available without sales charges only to certain eligible institutional accounts on 11/9/92; performance prior to that date was adjusted to eliminate the effect of the sales charge, but not Class A's asset-based distribution charge in effect since 6/1/92.




FINANCIAL STATEMENTS
DELAWARE GROUP EQUITY FUNDS III, INC. -
TREND FUND
STATEMENT OF NET ASSETS
JUNE 30, 1998

                                                          NUMBER OF        MARKET
                                                            SHARES         VALUE
-----------------------------------------------------------------------------------
 COMMON STOCK - 92.79%
 AEROSPACE & DEFENSE - 1.80%
 AAR                                                        209,550    $  6,194,822
*Kellstrom Industries                                       126,100       3,696,306
*LMI Aerospace                                              116,400       1,207,650
                                                                       ------------
                                                                         11,098,778
                                                                       ------------
 BANKING, FINANCE & INSURANCE - 12.32%
 ACE Limited                                                157,300       6,134,700
 Ambac Financial Group                                      146,100       8,546,850
*Amerin                                                      30,800         898,012
 Capital Automotive                                         500,500       7,116,484
 Capital Re                                                 105,700       7,570,763
*Capital Trust Class A                                      272,200       2,619,925
 Centris Group                                              104,000       1,287,000
 First American (Tennesse)                                  389,300      18,747,228
*First Sierra Financial                                     127,900       3,892,956
 Indymac Mortgage Holdings                                  336,700       7,659,925
 Resource Asset Investment Trust                            150,000       2,390,625
 Webster Financial                                          115,900       3,853,676
 Western Bancorp                                            123,200       5,224,450
                                                                       ------------
                                                                         75,942,594
                                                                       ------------
 BUILDINGS & MATERIALS - 2.74%
*Comfort Systems USA                                        551,600      12,893,650
*J. Ray McDermott, S.A.                                      97,500       4,046,250
                                                                       ------------
                                                                         16,939,900
                                                                       ------------
 CABLE, MEDIA & PUBLISHING - 9.12%
*Chancellor Media Class A                                   431,600      21,431,690
*Emmis Broadcasting                                         131,600       6,312,687
*Metro Networks                                              95,600       4,113,787
*Snyder Communications                                      165,000       7,260,000
 TCA Cable TV                                                83,400       5,014,425
*The Petersen Companies Class A                             233,100       5,973,188
*USA Networks                                               242,108       6,090,529
                                                                       ------------
                                                                         56,196,306
                                                                       ------------
 CHEMICALS - 1.44%
*Mettler-Toledo International                               441,300       8,853,581
                                                                       ------------
                                                                          8,853,581
                                                                       ------------
 COMPUTERS & TECHNOLOGY - 21.99%
*Answer Think Consulting Group                               95,900       2,055,856
*Aspect Development                                         134,300      10,148,044
*Brio Technology                                             98,700       1,329,366
*Concord Communications                                      59,100       1,519,978
*EMC                                                        272,200      12,197,963
*FlexInternational Software                                 376,400       2,670,087
 Henry (Jack) & Associates                                  232,900       8,020,494
*Hyperion Software                                          317,100       9,047,259
*INKTOMI                                                     57,300       2,274,094
*J.D. Edwards                                               255,000      10,949,063
*Netgravity                                                  29,900         391,503
*Network Appliance                                          113,600       4,419,750
*NOVA                                                       356,500      12,744,875
*Peerless Systems                                           414,700       8,656,863
*PLATINUM Technology                                        554,932      15,867,587
*PMT Services                                               308,900       7,857,644
*SPR                                                        156,100       4,751,294
*SunGuard Data Systems                                      167,200       6,416,300
*Veritas Software                                           223,050       9,221,723
*Xylan                                                      165,400       4,925,819
                                                                       ------------
                                                                        135,465,562
                                                                       ------------
 CONSUMER PRODUCTS - 3.77%
*Cendant                                                    145,711       3,041,719
 G&K Services                                               168,200       7,358,750
*Gemstar International Group Limited                        343,400      12,802,381
                                                                       ------------
                                                                         23,202,850
                                                                       ------------
 ELECTRONICS & ELECTRICAL - 4.87%
*Applied Micro Circuits                                     387,100      10,052,503
*Integrated Electrical Services                             143,800       2,893,975
*Micrel                                                     212,000       6,956,250
*MMC Networks                                               101,700       3,238,509
 Pittston Brink's Group                                      93,100       3,433,063
*Protection One                                             312,800       3,411,475
                                                                       ------------
                                                                         29,985,775
                                                                       ------------
 ENVIRONMENTAL SERVICES - 0.91%
*Superior Services                                          187,300       5,636,559
                                                                       ------------
                                                                          5,636,559
                                                                       ------------
 FOOD, BEVERAGE & TOBACCO - 1.09%
*Cheesecake Factory                                         296,100       6,699,263
                                                                       ------------
                                                                          6,699,263
                                                                       ------------
 HEALTHCARE & PHARMACEUTICALS - 5.05%
*Alternative Living Services                                187,400       5,059,800
*Atria Communities                                          109,700       1,888,897
*Brookdale Living Communities                               302,800       7,702,475
*Coulter Pharmaceuticals                                     55,100       1,670,219
*Renal Care Group                                           103,950       4,586,794
*Sunrise Assisted Living                                    296,300      10,194,572
                                                                       ------------
                                                                         31,102,757
                                                                       ------------
 INDUSTRIAL MACHINERY - 0.84%
*Spinnaker Industries Common                                135,628       2,526,072
*Spinnaker Industries Class A                               135,500       2,642,250
                                                                       ------------
                                                                          5,168,322
                                                                       ------------
 LEISURE, LODGING & ENTERTAINMENT - 1.57%
*Dave & Buster's                                            206,900       5,153,103
 Royal Caribbean Cruises                                     56,800       4,515,600
                                                                       ------------
                                                                          9,668,703
                                                                       ------------
 METALS & MINING - 0.46%
*Metals USA                                                 163,700       2,823,825
                                                                       ------------
                                                                          2,823,825
                                                                       ------------
 PAPER & FOREST PRODUCTS - 1.82%
*Consolidated Graphics                                      190,600      11,245,400
                                                                       ------------
                                                                         11,245,400
                                                                       ------------
 RETAIL - 15.99%
*Barnett                                                    222,100       4,469,763
*Bebe Stores                                                 95,100       1,242,244
*CDnow                                                      123,600       2,487,450
*CompUSA                                                    186,000       3,359,625
*Cost Plus                                                  315,100       9,453,000
*Dollar Tree Stores                                         304,950      12,388,594
*Hibbett Sporting Goods                                     161,400       6,435,825
*Linens 'n Things                                           395,400      12,084,413
*MSC Industrial Direct - Class A                            303,400       8,646,900
*Marinemax                                                  149,900       1,855,013
*Piercing Pagoda                                            108,100       3,878,088
 Restoration Hardware                                        98,100       2,458,631
+Schultz Sav-O Stores                                       472,600       7,620,675
*Sonic Corp                                                 118,300       2,639,569
*Staples                                                    408,400      11,830,837
*Sunglass Hut International                                 239,200       2,638,675
*Wilmar Industries                                          196,600       5,013,300
                                                                       ------------
                                                                         98,502,602
                                                                       ------------
 TELECOMMUNICATIONS - 2.81%
*GeoTel Communications                                      226,000       9,167,125
*Nextlink Communications Class A                            214,700       8,125,053
                                                                       ------------
                                                                         17,292,178
                                                                       ------------
 TRANSPORTATION & SHIPPING - 0.51%
*Coach USA                                                   69,200       3,157,250
                                                                       ------------
                                                                          3,157,250
                                                                       ------------
 UTILITIES - 1.47%
*AES                                                        172,950       9,090,684
                                                                       ------------
                                                                          9,090,684
                                                                       ------------
 MISCELLANEOUS - 2.22%
*Neff                                                       118,000       1,371,750
*NFO Worldwide                                              176,563       3,156,055
*Profit Recovery Group                                      326,100       9,140,991
                                                                       ------------
                                                                         13,668,796
                                                                       ------------
 Total Common Stock (cost $412,141,274)                                 571,741,685
                                                                       ------------
 REPURCHASE AGREEMENTS - 6.61%
 With Chase Manhattan 5.85% 7/1/98 (dated
   6/30/98, collateralized by $15,383,000
   U.S. Treasury Notes 5.375% due 6/30/03,
   market value $15,311,390)                            $15,006,000     $15,006,000
 With J.P. Morgan Securities 5.75% 7/1/98 (dated
   6/30/98, collateralized by $12,814,000
   U.S. Treasury Notes 6.25% due 6/30/02,
   market value $13,120,728)                             12,845,000      12,845,000
 With PaineWebber 5.75% 7/1/98 (dated 6/30/98,
   collateralized by $12,539,000 U.S. Treasury
   Notes 6.625% due 4/30/02, market
   value $13,123,528)                                    12,846,000      12,846,000
                                                                       ------------
 Total Repurchase Agreements
   (cost $40,697,000)                                                    40,697,000
                                                                       ------------

 TOTAL MARKET VALUE OF SECURITIES - 99.40%
   (cost $452,838,274)                                                 $612,438,685
 RECEIVABLES AND OTHER ASSETS NET OF
   LIABILITIES - 0.60%                                                    3,717,554
                                                                       ------------
 NET ASSETS APPLICABLE TO  33,298,077 SHARES
   ($0.50 PAR VALUE) OUTSTANDING - 100.00%                             $616,156,239
                                                                       ============

 NET ASSET VALUE - TREND FUND A CLASS
   ($469,152,495 / 25,287,456 shares)                                        $18.55
                                                                            =======

 NET ASSET VALUE - TREND FUND B CLASS
   ($71,469,806 / 3,978,495 shares)                                          $17.96
                                                                            =======

 NET ASSET VALUE - TREND FUND C CLASS
   ($14,258,996 /  784,688 shares)                                           $18.17
                                                                            =======
 NET ASSET VALUE - TREND FUND INSTITUTIONAL CLASS
   ($61,274,942 / 3,247,438 shares)                                          $18.87
                                                                            =======
-------------------
*Non-income producing securities.
+Considered an affiliated company as the Fund owns more than 5% of the outstanding voting securities of such company.

 COMPONENTS OF NET ASSETS AT JUNE 30, 1998:
 Common stock, $0.50 par value, 500,000,000 shares
   authorized to the Fund with 125,000,000 shares allocated            $382,001,553
 Accumulated net realized gain on investments                            74,554,275
 Net unrealized appreciation of investments                             159,600,411
                                                                       ------------
 Total net assets                                                      $616,156,239
                                                                       ============

NET ASSET VALUE AND OFFERING PRICE PER SHARE - A CLASS:
 Net Asset Value A Class (A)                                                 $18.55
 Sales Charge (4.75% of offering price or 5.01% of the amount
   invested per share) (B)                                                     0.93
                                                                            -------
 Offering price                                                              $19.48
                                                                            =======
-------------------
(A)Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B)See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

See accompanying notes





DELAWARE GROUP EQUITY FUNDS III, INC. -
TREND FUND
STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 1998

INVESTMENT INCOME:
Interest                                                   $2,065,957
Dividends                                                   1,981,548        $4,047,505
                                                         ------------

EXPENSES:
Management fees                                             4,849,848
Distribution expense                                        2,083,090
Dividend disbursing and transfer agent
  fees and expenses                                         1,451,167
Accounting and administration                                 341,729
Reports and statements to shareholders                        115,225
Registration fees                                              36,959
Taxes (other than taxes on income)                             31,719
Professional fees                                              30,278
Directors' fees                                                18,545
Custodian fees                                                 18,210
Other                                                          95,496
                                                         ------------
                                                                              9,072,266
                                                                           ------------

NET INVESTMENT LOSS                                                          (5,024,761)
                                                                           ------------

NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
Net realized gain on investment transactions                                114,261,594
Net change in unrealized appreciation
  on investments                                                             38,430,492
                                                                           ------------
NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS                                                            152,692,086
                                                                           ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                          $147,667,325
                                                                           ============
See accompanying notes





DELAWARE GROUP EQUITY FUNDS III, INC. -
TREND FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                         YEAR ENDED        YEAR ENDED
                                                           6/30/98          6/30/97
                                                       --------------    --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment (loss)                                  $   (5,024,761)   $   (3,156,724)
Net realized gain on investments transactions             114,261,594        48,355,873
Net change in unrealized appreciation/depreciation
  on investments                                           38,430,492       (38,283,267)
                                                       --------------    --------------
Net increase in net assets resulting
  from operations                                         147,667,325         6,915,882
                                                       --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET
  REALIZED GAIN ON INVESTMENT TRANSACTIONS:
  Trend Fund A Class                                      (52,530,445)      (39,963,160)
  Trend Fund B Class                                       (7,025,698)       (3,093,202)
  Trend Fund C Class                                       (1,412,695)         (553,950)
  Trend Fund Institutional Class                          (12,847,164)      (11,579,487)
                                                       --------------    --------------
                                                          (73,816,002)      (55,189,799)
                                                       --------------    --------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
  Trend Fund A Class                                    1,483,621,973       827,810,264
  Trend Fund B Class                                       17,205,955        31,657,228
  Trend Fund C Class                                       10,917,442        10,068,458
  Trend Fund Institutional Class                           83,515,986        68,208,309
Net asset value of shares issued upon reinvestment
  of dividends from net realized gain on
  investment transactions:
  Trend Fund A Class                                       49,569,183        37,772,429
  Trend Fund B Class                                        6,576,691         2,938,833
  Trend Fund C Class                                        1,382,403           538,254
  Trend Fund Institutional Class                           12,837,201        10,448,339
                                                       --------------    --------------
                                                        1,665,626,834       989,442,114
                                                       --------------    --------------

Cost of shares repurchased:
  Trend Fund A Class                                   (1,552,284,567)     (899,972,498)
  Trend Fund B Class                                      (13,571,551)      (12,647,535)
  Trend Fund C Class                                      (10,756,253)       (5,261,927)
  Trend Fund Institutional Class                         (161,861,839)      (97,466,112)
                                                       --------------    --------------
                                                       (1,738,474,210)   (1,015,348,072)
                                                       --------------    --------------
Decrease in net assets derived from capital
  share transactions                                      (72,847,376)      (25,905,958)
                                                       --------------    --------------

NET INCREASE (DECREASE) IN NET ASSETS                       1,003,947       (74,179,875)

NET ASSETS:
Beginning of year                                         615,152,292       689,332,167
                                                       --------------    --------------
End of year                                              $616,156,239      $615,152,292
                                                       ==============    ==============
See accompanying notes





DELAWARE GROUP EQUITY FUNDS III, INC. - TREND FUND
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                      TREND FUND A CLASS
                                         ----------------------------------------
                                                YEAR         YEAR         YEAR
                                                ENDED        ENDED        ENDED
                                               6/30/98      6/30/97      6/30/96

Net asset value, beginning of period           $16.730      $18.160      $14.210

Income from investment operations:
  Net investment loss1                          (0.126)      (0.075)      (0.127)
  Net realized and unrealized gain on
    investments                                  3.886        0.155        4.977
                                               -------      -------      -------
  Total from investment operations               3.760        0.080        4.850
                                               -------      -------      -------

Less distributions:
  Distributions from net realized gain on
  investment transactions                       (1.940)      (1.510)      (0.900)
                                               -------      -------      -------
  Total distributions                           (1.940)      (1.510)      (0.900)
                                               -------      -------      -------

Net asset value, end of period                 $18.550      $16.730      $18.160
                                               =======      =======      =======

Total return2                                   23.97%        1.67%       35.53%

Ratios and supplemental data:
  Net assets, end of period (000 omitted)     $469,152     $428,309     $497,188
  Ratio of expenses to average net assets        1.34%        1.34%        1.31%
  Ratio of net investment loss to average
    net assets                                  (0.70%)      (0.47%)      (0.79%)
  Portfolio turnover                              114%         115%          90%
  Average commission rate paid3                $0.0600      $0.0594      $0.0557


DELAWARE GROUP EQUITY FUNDS III, INC. - TREND FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                               TREND FUND A CLASS
                                           -------------------------
                                                 YEAR         YEAR
                                                 ENDED        ENDED
                                                6/30/95      6/30/94
Net asset value, beginning of period           $12.210      $13.980

Income from investment operations:
  Net investment loss1                          (0.074)      (0.042)
  Net realized and unrealized gain on
    investments                                  2.864        0.212
                                               -------      -------
  Total from investment operations               2.790        0.170
                                               -------      -------

Less distributions:
  Distributions from net realized gain on
  investment transactions                       (0.790)      (1.940)
                                               -------      -------
  Total distributions                           (0.790)      (1.940)
                                               -------      -------

Net asset value, end of period                 $14.210      $12.210
                                               =======      =======

Total return2                                   24.40%        0.59%

Ratios and supplemental data:
  Net assets, end of period (000 omitted)     $318,933     $253,964
  Ratio of expenses to average net assets        1.36%        1.37%
  Ratio of net investment loss to average
    net assets                                  (0.58%)      (0.72%)
  Portfolio turnover                               64%          67%
  Average commission rate paid3                    N/A          N/A


DELAWARE GROUP EQUITY FUNDS III, INC. - TREND FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:
                                                       TREND FUND B CLASS
                                          ----------------------------------------
                                                 YEAR         YEAR         YEAR
                                                ENDED        ENDED        ENDED
                                               6/30/98      6/30/97      6/30/96
Net asset value, beginning of period           $16.370      $17.920      $14.130

Income from investment operations:
  Net investment loss1                          (0.252)      (0.189)      (0.248)
  Net realized and unrealized gain on
    investments                                  3.782        0.149        4.938
                                               -------      -------      -------
  Total from investment operations               3.530       (0.040)       4.690
                                               -------      -------      -------

Less distributions:
  Distributions from net realized gain on
    investment transactions                     (1.940)      (1.510)      (0.900)
                                               -------      -------      -------
  Total distributions                           (1.940)      (1.510)      (0.900)
                                               -------      -------      -------

Net asset value, end of period                 $17.960      $16.370      $17.920
                                               =======      =======      =======

Total return2                                   23.09%        0.96%       34.55%

Ratios and supplemental data:
  Net assets, end of period (000 omitted)      $71,470      $55,047      $35,090
  Ratio of expenses to average net assets        2.09%        2.09%        2.06%
  Ratio of net investment loss to average
    net assets                                  (1.45%)      (1.25%)      (1.54%)
  Portfolio turnover                              114%         115%          90%
  Average commission rate paid3                $0.0600      $0.0594      $0.0557


DELAWARE GROUP EQUITY FUNDS III, INC. - TREND FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:
                                             TREND FUND
                                               B CLASS       TREND FUND C CLASS
                                             ----------   -----------------------
                                                PERIOD        YEAR         YEAR
                                             9/6/944 TO      ENDED        ENDED
                                               6/30/95      6/30/98      6/30/97
Net asset value, beginning of period           $12.110      $16.540      $18.090

Income from investment operations:
  Net investment loss1                          (0.142)      (0.255)      (0.197)
  Net realized and unrealized gain on
    investments                                  2.162        3.825        0.157
                                               -------      -------      -------
  Total from investment operations               2.020        3.570       (0.040)
                                               -------      -------      -------

Less distributions:
  Distributions from net realized gain on
    investment transactions                       none       (1.940)      (1.510)
                                               -------      -------      -------
  Total distributions                             none       (1.940)      (1.510)
                                               -------      -------      -------

Net asset value, end of period                 $14.130      $18.170      $16.540
                                               =======      =======      =======

Total return2                                   16.68%       23.09%        0.95%

Ratios and supplemental data:
  Net assets, end of period (000 omitted)       $5,175      $14,259      $11,447
  Ratio of expenses to average net assets        2.12%        2.09%        2.09%
  Ratio of net investment loss to average
    net assets                                  (1.34%)      (1.45%)      (1.28%)
  Portfolio turnover                               64%         114%         115%
  Average commission rate paid3                    N/A      $0.0600      $0.0594


DELAWARE GROUP EQUITY FUNDS III, INC. - TREND FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:
                                              TREND FUND
                                               C CLASS
                                              ----------
                                                PERIOD
                                             11/29/954 TO
                                               6/30/96
Net asset value, beginning of period           $15.460

Income from investment operations:
  Net investment loss1                          (0.253)
  Net realized and unrealized gain on
    investments                                  3.233
                                               -------
  Total from investment operations               2.980
                                               -------

Less distributions:
  Distributions from net realized gain on
    investment transactions                     (0.350)
                                               -------
  Total distributions                           (0.350)
                                               -------

Net asset value, end of period                 $18.090
                                               =======

Total return2                                   19.66%

Ratios and supplemental data:
  Net assets, end of period (000 omitted)       $6,359
  Ratio of expenses to average net assets        2.06%
  Ratio of net investment loss to average
    net assets                                  (1.54%)
  Portfolio turnover                               90%
  Average commission rate paid3                $0.0557
---------------------------
1 Years ended 1995, 1996, 1997 and 1998 per share information was based on the average shares outstanding method.
2 Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within
  12 months of purchase of A Class shares. Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for Class B and
  Class C shares.
3 Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.
4 Date of initial public offering. Ratios have been annualized and total returns have not been annualized for Trend B and Trend C Class.

See accompanying notes





FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                    TREND FUND INSTITUTIONAL CLASS
                                                  ---------------------------------
                                                       YEAR       YEAR       YEAR
                                                       ENDED      ENDED      ENDED
                                                      6/30/98    6/30/97    6/30/96
Net asset value, beginning of period                  $16.950    $18.330    $14.300

Income from investment operations:
  Net investment loss1                                 (0.082)    (0.034)    (0.087)
  Net realized and unrealized gain on investments       3.942      0.164      5.017
                                                      -------    -------    -------
  Total from investment operations                      3.860      0.130      4.930
                                                      -------    -------    -------

Less distributions:
  Distributions from net realized gain on
  investment transactions                              (1.940)    (1.510)    (0.900)
                                                      -------    -------    -------
  Total distributions                                  (1.940)    (1.510)    (0.900)
                                                      -------    -------    -------

Net asset value, end of period                        $18.870    $16.950    $18.330
                                                      =======    =======    =======

Total return                                           24.35%      1.94%     35.88%

Ratios and supplemental data:
  Net assets, end of period (000 omitted)             $61,275   $120,319   $150,695
  Ratio of expenses to average net assets               1.09%      1.08%      1.06%
  Ratio of net investment loss to average net assets   (0.45%)    (0.21%)    (0.54%)
  Portfolio turnover                                     114%       115%        90%
  Average commission rate paid2                       $0.0600    $0.0594    $0.0557


FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:
                                                              TREND FUND
                                                          INSTITUTIONAL CLASS
                                                    --------------------------
                                                           YEAR         YEAR
                                                           ENDED        ENDED
                                                          6/30/95      6/30/94
Net asset value, beginning of period                      $12.250      $13.990

Income from investment operations:
  Net investment loss1                                     (0.044)      (0.002)
  Net realized and unrealized gain on investments           2.884        0.202
                                                          -------      -------
  Total from investment operations                          2.840        0.200
                                                          -------      -------

Less distributions:
  Distributions from net realized gain on
  investment transactions                                  (0.790)      (1.940)
                                                          -------      -------
  Total distributions                                      (0.790)      (1.940)
                                                          -------      -------

Net asset value, end of period                            $14.300      $12.250
                                                          =======      =======

Total return                                               24.74%        0.83%

Ratios and supplemental data:
  Net assets, end of period (000 omitted)                 $55,437      $13,499
  Ratio of expenses to average net assets                   1.12%        1.15%
  Ratio of net investment loss to average net assets       (0.34%)      (0.50%)
  Portfolio turnover                                          64%          67%
  Average commission rate paid2                               N/A          N/A
---------------------------
1 Years ended 1995, 1996, 1997 and 1998 per share information was based on the average shares outstanding method.
2 Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

See accompanying notes




DELAWARE GROUP EQUITY FUNDS III, INC. - TREND FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998

Delaware Group Equity Funds III, Inc.- Trend Fund (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers four classes of shares. The Trend Fund A Class carries a front-end sales charge of 4.75%. The Trend Fund B Class carries a back-end deferred sales charge. Trend Fund C Class carries a level load deferred sales charge and Trend Fund Institutional Class has no sales charge.

The Fund's objective is to provide long term capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Other - Expenses common to all Funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Fund declares and pays dividends from net investment income and capital gains, if any, semi-annually.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company ("DMC"), the Investment Manager of the Fund, an annual fee of 0.75% of average net assets, which is calculated daily on the net assets of the Fund, less the fees paid to the unaffiliated directors. At June 30, 1998, the Fund had a liability for investment management fees and other expenses payable to DMC of $31,498.

The Fund has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to serve as dividend disbursing, transfer agent, and accounting services agent for the Fund. For the year ended June 30, 1998, the Fund expensed $1,451,167 for dividend disbursing and transfer agent services and $262,875 for accounting services. At June 30, 1998, the Fund had a liability for such fees and other expenses payable to DSC of $74,324.

Pursuant to the Distribution Agreement, the Fund pays Delaware
Distributors, L.P. ("DDLP"), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class.

For the year ended June 30, 1998, DDLP earned $150,793 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the year ended June 30, 1998, the Fund made purchases of $689,094,591 and sales of $832,437,627 of investment securities other than U.S. government securities and temporary cash investments.

At June 30, 1998, the aggregate cost of securities for federal income tax purposes was $452,902,211.

At June 30, 1998, net unrealized appreciation for federal income tax purposes aggregated $159,536,474 of which $164,864,510 related to unrealized appreciation of securities and $5,328,036 related to unrealized depreciation of securities.

4. Capital Stock
Transactions in capital stock shares were as follows:

                                        YEAR ENDED     YEAR ENDED
                                         6/30/98        6/30/97
                                        ----------     ----------
Shares sold:
  Trend Fund A Class                   85,939,344      52,474,941
  Trend Fund B Class                    1,005,828       2,031,645
  Trend Fund C Class                      636,820         640,838
  Trend Fund Institutional Class        4,600,325       4,266,348

Shares issued upon reinvestment of
  dividends from net realized gains
  on investment transactions:
  Trend Fund A Class                    2,957,167       2,590,704
  Trend Fund B Class                      402,299         204,653
  Trend Fund C Class                       83,604          37,095
  Trend Fund Institutional Class          755,277         708,843
                                       ----------      ----------
                                       96,380,664      62,955,067
                                       ----------      ----------

Shares repurchased:
  Trend Fund A Class                  (89,203,065)    (56,846,419)
  Trend Fund B Class                     (792,064)       (831,622)
  Trend Fund C Class                     (629,680)       (335,440)
  Trend Fund Institutional Class       (9,205,605)     (6,097,893)
                                       ----------      ----------
                                      (99,830,414)    (64,111,374)
                                       ----------      ----------

Net decrease                           (3,449,750)     (1,156,307)
                                       ==========      ==========

5. Lines of Credit
The Fund has a committed line of credit for $24,300,000. No amount was outstanding at June 30, 1998, or at any time during the fiscal year.

6. Market and Credit Risk
The Fund may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.



DELAWARE GROUP EQUITY FUNDS III, INC.
REPORT OF INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
DELAWARE GROUP EQUITY FUNDS III, INC. - TREND FUND

We have audited the accompanying statement of net assets of Delaware Group Equity Funds III, Inc. - Trend Fund (the "Fund") as of June 30, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Equity Funds III, Inc. - Trend Fund at June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                 /S/Ernst & Young LLP

Philadelphia, Pennsylvania
July 31, 1998



THIS ANNUAL REPORT IS FOR THE INFORMATION OF TREND FUND'S SHAREHOLDERS, BUT IT MAY BE USED with prospective investors when preceded or accompanied by a current Prospectus for Trend Fund, which sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read each prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


BOARD OF DIRECTORS

WAYNE A. STORK
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

JEFFREY J. NICK
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

JOHN DURHAM
Partner, Complete Care Services
Horsham, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Treasurer, National Gallery of Art
Washington, DC

W. THACHER LONGSTRETH
City Councilman
Philadelphia, PA

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA


AFFILIATED OFFICERS

DAVID K. DOWNES
Executive Vice President, Chief Financial Officer and Chief Operating Officer
Delaware Investments Family of Funds
Philadelphia, PA

GEORGE M. CHAMBERLAIN, JR.
Senior Vice President, Secretary
and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

BRUCE D. BARTON
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA


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directors & officers


INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682



This report must be preceded or accompanied by current Trend Fund prospectus and the Delaware Investments Fund Performance Update for the most recently completed calendar quarter. For a prospectus of any other Delaware Investments fund, contact your financial adviser or Delaware Investments.

[GRAPHIC OMITTED: PHOTO OF SEVERAL GLOBES]


For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawarefunds.com


Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Funds are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Funds are not bank or credit union deposits.

(copyright) Delaware Distributors, L.P.


[GRAPHIC OMITTED: LOGO OF DELAWARE INVESTMENTS
                  ----------------------------
                  Philadelphia * London]

Printed in the USA
on recycled paper

(896)
AR-003[6/98]TKO8/98